24. Shareholders' equity (Details 2) - BRL (R$) R$ / shares in Units, R$ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Shareholders Equity Details 2Abstract
Net income for the year	R$ 2,545,101	R$ 1,234,507	R$ 750,427
(-) Tax incentives not to be distributed	(146,455)	(112,493)
(-) Legal reserve constitution	(119,932)	(61,725)
Revised profit	2,278,714	1,060,289
Dividends to be distributed:
Minimum dividends calculated considering 25% of the revised profit	569,679	265,072
Breakdown of dividends payable and interest on equity:
Interest on shareholders' equity	849,994	189,991
Dividends	0	103,325
Total dividends and interest on shareholders' equity distributed and proposed	849,994	293,316
IRRF on interest on shareholders' equity	(125,757)	(28,244)
Total dividends and interest on shareholders' equity, net	R$ 724,237	R$ 265,072
Dividends per share (Reais per share)	R$ .30	R$ 0.11